UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2013 (the “Initial Form 8-K”), on October 21, 2013, Microsemi Corporation (“Microsemi”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Microsemi, PETT Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Microsemi (“Purchaser”), and Symmetricom, Inc., a Delaware corporation (“Symmetricom”), pursuant to which Microsemi will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of Symmetricom, subsequent to the completion of which Purchaser will be merged with and into Symmetricom (the “Merger”).

Item 9.01 of the Initial Form 8-K is being amended by this Amendment No. 1 to Form 8-K (this “Report”) to include the Merger Agreement as Exhibit 2.1. Such information should be read in conjunction with the Initial Form 8-K.  The summary of the Merger Agreement and the transactions contemplated thereby above and in the Initial 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1, which is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Microsemi, Purchaser or Symmetricom, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto, and solely for the benefit of, each other as of specified dates. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Microsemi, Purchaser and Symmetricom, rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Microsemi, Purchaser or Symmetricom or any of their respective businesses.

Additional Information and Where to Find It

Microsemi has not commenced the tender offer for the shares of Symmetricom’s common stock described in this Report and the exhibits attached hereto. No statement in this document is an offer to purchase or a solicitation of an offer to sell securities. If and when the tender offer is commenced, Microsemi and Purchaser intend to file a tender offer statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents), with the Securities and Exchange Commission. Following commencement of the tender offer, Symmetricom also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement, as they may be amended from time to time, will contain important information, including the various terms of, and conditions to, the tender offer and the proposed merger, that should be read carefully by Symmetricom’s stockholders before they make any decision with respect to the tender offer. Such materials, when prepared and ready for release, will be made available to Symmetricom’s stockholders at no expense to them. In addition, at such time such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Report contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The reader is cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties and other factors, many of which are outside the control of Microsemi and Symmetricom. The forward-looking statements in this Report address a variety of subjects including, for example, the expected date of closing of the acquisition, the potential benefits of the merger, including the potentially accretive and synergistic benefits, Microsemi’s revenue and earnings guidance, and any other statements of belief or about the Microsemi’s plans, beliefs or expectations. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that Symmetricom’s business will not be successfully integrated with Microsemi’s business or complement its products, including product mix and acceptance, gross margins and operational and other cost synergies; costs associated with the merger, tender offer and financing; the unsuccessful completion of the tender offer; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; increased competition and technological changes in the industries in which Microsemi and Symmetricom compete; Microsemi’s reliance on government contracts for a portion of its sales, including impacts of the recent federal government shutdown; Microsemi’s failure to continue to move up the value chain in its customer offerings; continued negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; intense competition in the semiconductor industry and resultant downward price pressure; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company’s competitors of products that decrease the demand for Microsemi’s products; unfavorable or declining conditions in end markets; inability of Microsemi’s compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors; variability of the company’s manufacturing yields; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; potential effects of system outages; the effect of events such as natural disasters and related disruptions on our operations; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated by the company’s book-to-bill ratio; risks related to the company’s international operations and sales, including availability of transportation services, political instability and currency fluctuations; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; unanticipated changes in Microsemi’s tax provisions, results of tax examinations or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to Microsemi’s holdings in securities; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on Microsemi’s business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; any circumstances that adversely impact the end markets of acquired businesses; and difficulties in closing or disposing of operations or assets or transferring work, assets or inventory from one plant to another. In addition to these factors and any other factors mentioned elsewhere in this Report, the reader should refer as well to the factors, uncertainties or risks identified in the company’s most recent Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi’s future filings. The forward-looking statements included in this Report speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of October 21, 2013 by and among Microsemi Corporation, PETT Acquisition Corp. and Symmetricom, Inc. (incorporated by reference to Exhibit 2.1 of Symmetricom Inc.’s Current Report on Form 8-K (File No. 0-02287) filed October 22, 2013)*

99.1	Press release issued by Microsemi Corporation on October 21, 2013.**

* Certain schedules have been omitted and Microsemi Corporation agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.

** Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

Date: October 23, 2013	By:	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer, Treasurer and Secretary